EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 25, 1997, included in the Core Laboratories N.V. Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.

                                                 /s/ARTHUR ANDERSEN LLP
                                                    ARTHUR ANDERSEN LLP

Houston, Texas
December 29, 1997